Exhibit 99.2

Fourth Quarter 2014 Investor Presentation

2 Cautionary Statement This investor presentation may contain forward - looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment . These statements are based on current expectations and are provided to assist in the understanding of future financial performance . Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements . For a discussion of some of the risks and other factors that may cause such forward - looking statements to differ materially from actual results, please refer to United Community Banks, Inc . ’s filings with the Securities and Exchange Commission, including its 2013 Annual Report on Form 10 - K and its most recent quarterly report on Form 10 - Q under the sections entitled “Forward - Looking Statements” . Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward - looking statements . Non - GAAP Measures This presentation also contains financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . Such non - GAAP financial measures include the following : core fee revenue, core operating expense, core earnings, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk - weighted assets . The most comparable GAAP measures to these measures are : fee revenue, operating expense, net income (loss), and equity to assets . Management uses these non - GAAP financial measures because we believe they are useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance . Management believes these non - GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as for comparison to financial results for prior periods . These non - GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies . For a reconciliation of the differences between our non - GAAP financial measures and the most comparable GAAP measures, please refer to the ‘Non - GAAP Reconcilement Tables’ at the end of the Appendix to this presentation .

3 Highlights Fourth Quarter 2014 IMPROVING QUARTERLY RESULTS 4Q14 3Q14 4Q13 Net Income $18.2 $17.6 $15.9 EPS $.30 $.29 $.22 ROA .96% .95% .86% ROCE 9.60% 9.41% 7.52% Net Interest Revenue of $58.3 Million vs. $57.0 Million in 3Q14 and $55.9 Million in 4Q13 Loan growth of $103 million in 4Q14 , up $343 million, or 8%, from 4Q13 Focus on specialized lending and commercial Margin of 3.31% vs. 3.32% in 3Q14 and 3.26% in 4Q13 Balance sheet restructured late 2Q14 Loan yield of 4.37%, down 8 bps from 3Q14; and, investment securities yield of 2.25%, up 2 bps from 3Q14 Core Fee Revenue of $ 14.6 Million Up $1.3 million from 4Q13 Gain on sales of SBA loans of $.926 million vs. $.945 million in 3Q14 and zero in 4Q13 Mortgage revenue of $2.11 million, up $.398 million from 4Q13 Operating Efficiency Strengthens Efficiency ratio of 57.5%; vs. 58.0% in 3Q14 and 60.0% in 4Q13 Continued focus on reducing costs and growing revenue $ in millions

4 Highlights Fourth Quarter 2014 Solid Capital Ratios – Increased Dividend to Shareholders Approved quarterly dividend of 5 cents (vs. 3 cents last quarter) Tier I Common to Risk Weighted Assets of 11.1%; Tangible Common to RWAs of 13.8% Tier I Risk Based Capital of 12.1% and Tier I Leverage of 8.7% Solid Improvement in Credit Quality Provision of $1.8 million vs. $3.0 million 4Q13 Net charge - offs decline to .22% of total loans vs. .41% in 4Q13 NPAs declined to .26% of total assets vs. .29% in 3Q14 and .42% in 4Q13 Allowance 1.53% of total loans vs. 1.57% at 3Q14 and1.77% at 4Q13 Classified ratio of 20%, down from 24% at 3Q14 Balance Sheet Loan growth this quarter of $103 million, or 9% annualized C&I up $60 million CRE up $4 million Indirect Auto up $26 million Core Transaction Deposits Up $252 million from year ago or 7% Down $25 million in the fourth quarter or 3% annualized Represents 62.5% of total customer deposits

Earnings Per Share / Return on Assets



EARNINGS PER SHARE
EPS
$.30
$.26
$.22
$.18
ROA
.90%
.80%
.70%
RETURN ON ASSETS
4Q13
1Q14
2Q14
3Q14
4Q14
.86%
.85%
.88%
.95%
.96%
$.22
$.25
$.27
$.29
$.30

GOAL OF 1% ROA

United COMMUNITY BANKS, INC.

5

6 2015 Goals 2015 LEVERAGE OUR STRENGTHS Community bank service with large bank resources Strong local leadership and senior management Funding strength in legacy markets Consistent and attractive culture Class leading customer satisfaction Continue to invest in and improve commercial and retail capabilities Diversify portfolio – focus on: C&I; CRE owner occupied; Specialized Lending for healthcare, corporate, asset - based and SBA Momentum building across footprint Invest in people; strengthen commercial and grow specialized lending area and markets Grow loans in mid - to upper - single digits Improve retail and small business bank Grow sales with better / diversified product design, merchandising and campaign execution Improve our technology with a focus on making it easy for our customers to bank with us Increase core transaction deposits in the mid - single digits Grow net interest revenue by solid loan growth and maintain margin at 3.3 percent Credit trends and costs continue at or below current levels Grow fee revenue by investing in mortgage, advisory services, and SBA capabilities Maintain operating efficiency below 58 percent while investing in revenue producers Seek acquisition opportunities that fit our culture, risk and return targets

7 Core Earnings Trend and Core Fee Revenue $55.9 $54.2 $55.0 $57.0 $58.3 $41.2 $38.7 $40.1 $41.1 $42.1 $27.9 $27.4 $28.8 $30.3 $30.8 $13.2 $11.9 $13.9 $14.4 $14.6 $10 $20 $30 $40 $50 $60 $70 4Q13 1Q14 2Q14 3Q14 4Q14 Net Interest Revenue Core Operating Expenses Core Earnings Core Fee Revenue Core Earnings $30.8 Million Up $515,000 from 3Q14 and up $2.9 million from a year ago $ in millions 4Q14 3Q14 4Q13 Net Interest Revenue 58,332$ 1,365$ 2,453$ Fee Revenue 14,553 134 1,334 Gross Revenue 72,885 1,499 3,787 Operating Expense (Excl OREO) 42,081 984 888 Pre-Tax, Pre-Credit (Core) 30,804$ 515$ 2,899$ Net Interest Margin 3.31% (.01) % .05 % Variance - Increase / (Decrease) 4Q14 3Q14 4Q13 Overdraft Fees 2,936$ (135)$ (263)$ Interchange Fees 3,977 166 286 Other Service Charges 1,533 213 257 Total Service Charges and Fees 8,446 244 280 Mortgage Loan & Related Fees 2,111 (67) 398 Brokerage Fees 1,176 (33) (185) Gains from SBA Loan Sales 926 (19) 926 Other 1,894 9 (85) Total Fee Revenue - Core 14,553 134 1,334 Non-Core (1) 270 277 (30) Reported - GAAP 14,823$ 411$ 1,304$ Variance - Increase / (Decrease) (1) Includes securities gains / losses, charges on prepayment of borrowings, gains on bank owned life insurance policies, and gains / losses on deferred compensation plan assets. CORE EARNINGS CORE FEE REVENUE $ in thousands

8 Core Operating Expenses (1) Includes foreclosed property costs, severance costs, reversal of previously established litigation reserve, reimbursement of claimed interest for the initial period of the loss sharing agreements, and gains / losses on deferred compensation plan liabilities. $ in thousands 4Q14 3Q14 4Q13 Salaries & Employee Benefits 26,177$ 493$ 1,590$ Communications & Equipment 3,153 59 (261) Occupancy 3,448 23 (287) FDIC Assessment 883 (248) (921) Advertising & Public Relations 802 (92) 21 Postage, Printing & Supplies 1,086 210 204 Professional Fees 2,034 (240) (68) Other Expense 4,498 779 610 Core Operating Expenses 42,081 984 888 Non-Core (1) (162) (429) (583) Reported GAAP 41,919$ 555$ 305$ 4Q14 3Q14 4Q13 Efficiency Ratio 57.47% (.49) % (2.55) % Variance - Increase / (Decrease)

9 Key Drivers of Net Interest Revenue / Margin $55.9 $54.2 $55.0 $57.0 $58.3 $45 $49 $53 $57 4Q13 1Q14 2Q14 3Q14 4Q14 Net Interest Revenue 4Q growth impacted by: $103M loan growth Higher securities yield Stable margin $ in millions KEY DRIVERS OF NIR NET INTEREST REVENUE & MARGIN Loan / Securities Pricing Deposit Pricing (excl. brokered) 4.52% 4.45% 4.37% 2.06% 2.23% 2.25% .22% .26% .25% 0% 2% 4% 6% 4Q13 1Q14 2Q14 3Q14 4Q14 Loan Yields Securities Yields Avg Rate on Int Bearing Dep’s .18 .15 .16 .17 .25 .24 .14 .11 .12 .04 .08 .12 .16 .20 .24 .28 4Q13 1Q14 2Q14 3Q14 4Q14 • CD pricing reflects the quarter - average new and renewed yield • MMDA / NOW pricing reflects the deposit yield for each quarter CDs MMDA NOW 3.26% 3.21% 3.21% 3.32% 3.31% 3.00% 3.25% 3.50%

10 Net Income $ in thousands SUMMARY ̶ CORE EARNINGS / NET INCOME 4Q14 3Q14 4Q13 Core Earnings (Pre-Tax, Pre-Credit) 30,804$ 515$ 2,899$ Provision for Loan Loss 1,800 (200) (1,200) NON-CORE FEE REVENUE: Securities Gains 208 197 138 Deferred Compensation Plan Assets Gains (Losses) 62 80 (168) Total Non-Core Fee Revenue 270 277 (30) NON-CORE OPERATING EXPENSES: Foreclosed Property Write Downs 1 (107) (325) Foreclosed Property (Gains) Losses on Sales (187) 77 574 Forclosed Property Maintenance Expenses 317 (124) (309) Severance Costs 353 353 353 Release of Litigation Reserve (1,200) (1,200) (1,200) Reimbursement of Loss Share Interest 492 492 492 Gains (Losses) on Deferred Comp Plan Liability 62 80 (168) Total Non-Core Operating Expenses (162) (429) (583) Income Tax Expense 11,189 790 2,316 Net Income 18,247$ 631$ 2,336$ Preferred Stock Dividends - - (2,912) Net Income Avail to Common Shareholders 18,247$ 631$ 5,248$ Net Income Per Share .30$ .01$ .08$ Tangible Book Value 12.15$ .05$ .89$ Return on Assets .96% .01% .10 % Return on Common Equity 9.60 .19 2.08 Variance - Increase / (Decrease) 60.9M Shares Outstanding Quarterly Net Income $ in millions 4Q14 $18.2 3Q14 $17.6 2Q14 $16.4 1Q14 $15.4 4Q13 $15.9

11 Customer Deposit Mix & Core Growth $ in thousands Time >$100M 8% Demand & NOW 36% Deposits by % / Customer Mix Public Funds 17% Time <$100M 13% MMDA & Sav 26% Time >$100M 22% Demand & NOW 23% Public Funds 14% Time <$100M 31% MMDA & Sav 10% 4 Q14 $5.9B 63%* 2Q08 $6.2B 34%* 4Q14 3Q14 4Q13 4Q08 Demand / NOW 2,139$ 2,159$ 1,969$ 1,457$ MMDA / Savings 1,551 1,555 1,468 630 Core Transaction 3,690 3,714 3,437 2,087 Time < $100,000 744 770 888 1,945 Public Deposits 960 820 863 755 Total Core 5,394 5,304 5,188 4,787 Time >$100,000 479 500 557 1,336 Public Deposits 29 32 32 87 Total Customer 5,902 5,836 5,777 6,210 Brokered Deposits 425 405 425 793 Total Deposits 6,327$ 6,241$ 6,202$ 7,003$ Total Deposit Mix Core Deposit Growth – Category & Market CATEGORY 4Q14 2014 MARKET 4Q14 2014 Demand (15.6)$ 160.8$ Atlanta (22.0)$ 84.1$ MM Accounts (8.9) 40.7 N. Georgia 2.7 89.7 Savings 4.5 41.3 North Carolina (8.6) 34.9 NOW (4.7) 9.5 Coastal Georgia 1.2 22.7 Total Categories (24.7)$ 252.3$ Tennessee 5.8 8.5 Gainesville (4.6) 9.6 Growth - 3Q Annualized (3) % South Carolina .8 2.8 - Year 7% (24.7)$ 252.3$ Growth Growth *% of core transaction customer deposits Significant growth in core transaction deposits since 4Q08

12 Capital Ratios Holding Company Well- Cap 4Q14 3Q14 2Q14 1Q14 4Q13 Tier I Risk Based Capital ("RBC") 6% 12.1% 12.1% 11.8% 11.1% 12.7 % Total RBC 10 13.3 13.3 13.0 12.4 14.0 Leverage 5 8.7 8.7 8.3 8.0 9.1 Tier 1 Common RBC 11.1 11.0 10.7 10.1 9.3 Tangible Common to Assets 9.7 9.8 9.6 9.2 9.0 Tangible Equity to Assets 9.7 9.8 9.6 9.5 11.6 Bank Well- Cap 4Q14 3Q14 2Q14 1Q14 4Q13 Tier 1 RBC 6% 12.9 12.6% 13.4% 12.6% 13.5 % Total RBC 10 14.1 13.8 14.6 13.9 14.8 Leverage 5 9.3 9.1 9.4 9.1 9.6

13 Loan Portfolio (total $4.672 billion) Retail 31% $1.308 C&I 34% $1.424 Inv RE 17% $.699 Diversifying Portfolio Retail 37% $1.705 C&I 40% $1.874 Inv RE 13% $.598 Commercial 57% $2.668 Geographic Diversity Residential Mortgage 29% $1.332 Consumer 8% $.373 Period $ in Billions 4Q14 $4.672 3Q14 $4.569 2Q14 $4.410 1Q14 $4.356 4Q13 $4.329 By Loan Type 1Q11 $4.194 4Q14 $4.672 Reduced concentrations of A&D and Investor RE loans Other (Indirect Auto) $ .269 East Tennessee $ .280 South Carolina / Corporate $ .412 Coastal Georgia $ .456 Western North Carolina $ .553 North Georgia $ 1.163 Gainesville MSA $.257 Atlanta MSA $ 1.282 0% 12% 24% 36% 6% 9% 10% 12% 25% 27% Total Loans Loan Diversification & Type • Reducing land exposure • Focus on small business, C&I, and specialized lending • Enhanced retail products 5% 6% $ in billions

14 New Loans Funded and Advances (1) $ in millions $324.5 $287.5 $356.8 $453.1 $401.1 $275 $325 $375 $425 $475 4Q13 1Q14 2Q14 3Q14 4Q14 CATEGORY 4Q14 3Q14 4Q13 4Q14 3Q14 4Q13 Commercial C & I 115.9$ 150.0$ 58.7$ Atlanta 91.6$ 96.7$ 111.1$ Owner Occupied CRE 56.0 48.1 54.1 Coastal Georgia 34.0 38.4 30.3 Income Producing CRE 45.9 62.1 44.9 N. Georgia 54.9 61.5 51.1 Commercial Constr. 6.0 3.9 3.1 North Carolina 33.2 25.9 25.6 Total Commercial 223.8 264.1 160.8 Tennessee 24.1 27.0 22.6 Residential Mortgage 32.7 31.6 33.2 Gainesville 14.3 10.9 10.4 Residential HELOC 37.0 43.5 50.7 South Carolina 96.6 141.4 42.9 Residential Construction 40.8 44.8 37.4 Other (Indirect Auto) 52.4 51.3 30.5 Consumer 66.8 69.1 42.4 Total Markets 401.1$ 453.1$ 324.5$ Total Categories 401.1$ 453.1$ 324.5$ New Loans Funded and Advances MARKET (1) Represents new loans funded and net loan advances (net of payments on lines of credit)

15 Commercial Loans (total $2.668 billion) $ in billions CRE Owner Occupied 44% $1.163B Geographic Diversity CRE Income Producing 22% $.599B C & I 27% $.710B Coastal Georgia $ .338 Gainesville MSA $ .180 Western North Carolina $ .153 South Carolina $ .402 North Georgia $ .513 East Tennessee $ .138 Atlanta MSA $.944 0% 12% 24% 36% 6% 7% 13% 15% 19% 35% Average Loan Size Type $ in Thousands Owner Occup’d $426 Income Prod 603 C & I 133 Comm Constr 530 By Loan Type 5%

16 Retail (total $1.705 billion) Geographic Diversity Home Equity LOC 27% $.466B Avg loan size $48 thousand South Carolina $ .009 Coastal Georgia $ .102 East Tennessee $ .134 Atlanta MSA $ .269 Western North Carolina $ .334 North Georgia $ .521 Gainesville MSA $.067 Indirect Auto $.269 0% 12% 24% 36% 1% 6% 8% 16% 19% 30% By Loan Type Mortgage 51% $.865B Avg loan size $99 thousand 4% 16% $ in billions Success with new portfolio products and HELOCs Conservative underwriting 62.0% of HE Primary Lien

17 Residential Construction (total $299 million) $ in millions Geographic Diversity Raw 11% $33 Lot 49% $147 Gainesville MSA $ 10 East Tennessee $ 9 Coastal Georgia $ 16 Western North Carolina $ 66 Atlanta MSA $ 69 North Georgia $ 129 0% 12% 24% 36% 48% 3% 3% 6% 22% 23% 43% By Loan Type 4Q14 3Q14 2Q14 1Q14 4Q13 4Q14 vs. 4Q13 TOTAL COMPANY Land Loans Developing 32$ 36$ 34$ 37$ 39$ (7)$ Raw 33 35 36 37 38 (5) Lot 147 146 151 159 166 (19) Total 212 217 221 233 243 (31) Construction Loans Spec 21 18 19 19 23 (2) Sold 66 72 62 66 62 4 Total 87 90 81 85 85 2 Total 299$ 307$ 302$ 318$ 328$ (29)$

18 Credit Quality $ in millions 4Q14 3Q14 2Q14 1Q14 4Q13 Net Charge-offs 2.5$ 3.2$ 4.2$ 4.0$ 4.4$ as % of Average Loans .22% .28% .38% .38% .41 % Allowance for Loan Losses 71.6$ 71.9$ 73.2$ 75.2$ 76.8$ as % of Total Loans 1.53% 1.57% 1.66% 1.73% 1.77 % as % of NPLs 401 384 353 299 286 Past Due Loans (30 - 89 Days) .31% .35% .32% .40% .58% Non-Performing Loans 17.9$ 18.7$ 20.7$ 25.2$ 26.8$ OREO 1.7 3.2 3.0 5.6 4.2 Total NPAs 19.6 21.9 23.7 30.8 31.0 Performing Classified Loans 128.4 149.0 147.5 164.9 172.7 Total Classified Assets 148.0$ 170.9$ 171.2$ 195.7$ 203.7$ as % of Tier 1 / Allowance 20% 24% 23% 27% 27 % Accruing TDRs (see page 21) 81.3$ 82.2$ 84.5$ 77.9$ 78.7$ As % of Original Principal Balance Non-Performing Loans 69.9% 68.6% 66.5% 65.8% 65.3 % OREO 54.1 54.5 50.4 53.9 44.5 Total NPAs as % of Total Assets .26 .29 .32 .42 .42 as % of Loans & OREO .42 .48 .54 .71 .72

19 Non - Performing Loans (NPLs) Inflow Trends $ in millions $11.0 $9.3 $9.5 $7.7 $7.1 $0 $5 $10 $15 4Q13 1Q14 2Q14 3Q14 4Q14 Resi Constr Comm Constr Resi Mtg Comm RE Comm Consumer Quarterly NPL Inflows Total NPLs $26.8 $25.2 $20.7 $18.7 $17.9 $0 $6 $12 $18 $24 4Q13 1Q14 2Q14 3Q14 4Q14

20 Performing Classified Loans $ in millions 4Q13 1Q14 2Q14 3Q14 4Q14 Commercial: Commercial & Industrial 9$ 8$ 6$ 7$ 8$ Owner Occupied 43 48 48 50 46 Total C & I 52 56 54 57 54 Income Producing CRE 34 37 25 22 20 Commercial Construction 17 5 4 4 4 Total Commercial 104 98 83 83 78 Residential Mortgage 44 43 42 43 32 Home Equity Lines of Credit 8 8 7 8 5 Residential Construction 14 13 13 12 11 Consumer / Installment 3 2 2 3 2 Total Performing Classified 173$ 164$ 147$ 149$ 128$ Classified to Tier 1 + ALL 27% 27% 23% 24% 20% $172.7 $164.9 $147.5 $149.0 $128.4 $120 $140 $160 $180 4Q13 1Q14 2Q14 3Q14 4Q14 By Category

21 TDRs $ in thousands $78.7 $77.9 $84.5 $82.2 $81.3 $- $50 $100 $150 4Q13 1Q14 2Q14 3Q14 4Q14 LOAN TYPE 4Q14 (1) 4Q13 4Q14 4Q13 4Q14 4Q13 Owner Occupied Commercial Real Estate 25,287$ 20,490$ 1,009$ 1,909$ 26,296$ 22,399$ Income Producing Commercial Real Estate 17,416 17,521 499 747 17,915 18,268 Commercial & Industrial 2,780 3,136 68 109 2,848 3,245 Commercial Construction 11,280 13,042 - - 11,280 13,042 Total Commercial 56,763 54,189 1,576 2,765 58,339 56,954 Residential Mortgage 16,070 15,715 1,765 3,137 17,835 18,852 Home Equity Lines of Credit 478 505 - - 478 505 Residential Construction 7,857 8,124 408 2,328 8,265 10,452 Consumer Installment 147 178 32 25 179 203 Total 81,315$ 78,711$ 3,781$ 8,255$ 85,096$ 86,966$ Accruing Non-Accruing Total TDRs Accruing TDRs TDR credit quality improving Accruing TDR past due 30 – 89 days = 3.99% 60% of accruing TDRs are pass credits (1) 74.1 percent of accruing TDR loans have an interest rate of 4 percent or greater $ in millions

22 Net Charge - offs by Category & Market $ in thousands NET CHARGE-OFFS BY CATEGORY Total % of Avg Loans 3Q14 2Q14 1Q14 4Q13 Commercial (Sec. by RE): Owner Occupied 891$ .31% .26% (.64) % .10% .57 % Income Producing 143 .09 .07 .29 .13 .21 Total Comm (Sec. by RE) 1,034 .23 .19 (.32) .11 .44 Commercial & Industrial (295) (.17) (.23) .52 .35 (.13) Commercial Construction (6) (.01) .24 .34 - (.02) Total Commercial 733 .11 .10 (.10) .15 .30 - - - - Residential Mortgage 1,226 .56 .52 1.17 .70 .64 Home Equity LOC 238 .20 .31 .42 .93 .38 Residential Construction (44) (.06) .94 2.13 .27 .40 Consumer/ Installment 356 .39 .43 .18 .54 .62 Total Net Charge-offs 2,509$ .22 .28 .38 .38 .41 NET CHARGE-OFFS BY MARKET North Georgia 791$ .27% .63% (.25) % .42% .51 % Atlanta MSA 147 .05 (.08) .46 .39 .20 North Carolina 1,103 .79 .47 1.55 .41 .76 Coastal Georgia 30 .03 .21 .11 .49 .33 Gainesville MSA 94 .15 .40 1.23 .22 .54 East Tennessee 54 .08 .33 .42 .35 .46 South Carolina / Corporate 110 .11 .01 - - - Other (Indirect Auto) 180 .29 .31 .14 .14 .20 4Q14 % of Average Loans (Annualized)

23 NPAs by Loan Category & Market $ in thousands $31.0 $30.8 $23.7 $21.9 $19.6 $0 $10.0 $20.0 $30.0 4Q13 1Q14 2Q14 3Q14 4Q14* Non-Performing Loans Foreclosed Properties (OREO) NPLs OREO Total NPAs NPLs OREO Total NPAs LOAN CATEGORY LOAN CATEGORY Commercial (sec. by RE): Commercial (sec. by RE): Owner Occupied 4,133$ 355$ 4,488$ Owner Occupied 5,822$ 832$ 6,654$ Income Producing 717 - 717 Income Producing 2,518 - 2,518 Commercial & Industrial 1,571 - 1,571 Commercial & Industrial 427 - 427 Commercial Construction 83 15 98 Commercial Construction 361 - 361 Total Commercial 6,504 370 6,874 Total Commercial 9,128 832 9,960 Residential Mortgage 8,196 1,183 9,379 Residential Mortgage 11,730 2,684 14,414 HELOC 695 40 735 HELOC 1,448 389 1,837 Residential Construction 2,006 133 2,139 Residential Construction 4,264 316 4,580 Consumer/ Installment 480 - 480 Consumer/ Installment 249 - 249 Total 17,881$ 1,726$ 19,607$ Total 26,819$ 4,221$ 31,040$ MARKET MARKET Gainesville 1,310$ 81$ 1,391$ Gainesville 928$ -$ 928$ Coastal Georgia 799 105 904 Coastal Georgia 2,342 173 2,515 East Tennessee 1,414 201 1,615 East Tennessee 1,800 187 1,987 North Carolina 5,221 234 5,455 North Carolina 6,567 683 7,250 Atlanta MSA 1,837 372 2,209 Atlanta MSA 2,830 684 3,514 North Georgia 5,669 711 6,380 North Georgia 12,352 2,494 14,846 South Carolina 1,285 22 1,307 Indirect Auto 346 - 346 4Q14 4Q13 *NPAs to total assets – .26% Allowance to loans at 1.53% Non Performing Assets

APPENDIX

25 Footprint Savannah Nashville Greenville Asheville Atlanta Chattanooga Raleigh Charlotte Charleston Myrtle Beach Knoxville Current Footprint Blairsville Headquartered in Blairsville, Georgia with 103 locations in: Georgia; North Carolina; South Carolina; and Tennessee

26 United at a Glance Founded in 1950 Third - largest bank holding company headquartered in Georgia with 1,536 employees Key Statistics as of 12/31/14 (in billions) Assets Deposits Loans $7.57 $6.33 $4.67 Deposit Market Share (1) Market Offices Deposit Market Share Rank North Georgia 22 35% 1 Atlanta 36 4 6 Gainesville 5 12 4 Coastal Georgia 7 5 7 W. North Carolina 19 8 3 E. Tennessee 8 2 8 Greenville, SC 1 1 25 (1) FDIC deposit market share and rank as of June 30, 2014 for markets where United takes deposits. Source: SNL and FDIC. Excludes 5 Loan Production Offices in GA, TN and SC.

27 Business and Operating Model Service is Point of Differentiation #1 in Customer Satisfaction according to Customer Service Profiles #1 in Southeast and #2 in US in Customer Satisfaction by national research company Golden rule of banking – treating people the way we want to be treated “The Bank that SERVICE Built SM ” Customer surveys consistently reveal 95%+ satisfaction rate #14 in “Best Banks in America” for 2015 by Forbes Local CEOs with deep roots in their communities Resources of a $7.6 billion bank Operates in a number of the more demographically attractive U.S. markets Organic growth supported by de novos and selective acquisitions Twenty - eight “community banks” Strategic footprint with substantial banking opportunities Disciplined growth strategy “Community bank service, large bank resources”

28 Experienced Proven Leadership Jimmy C. Tallent President & CEO Joined 1984 H. Lynn Harton Chief Operating Officer Joined 2012 Rex S. Schuette EVP & CFO Joined 2001 David P. Shearrow EVP & CRO Joined 2007 Bill M. Gilbert President of Community Banking Joined 2000 • Over 40 years in banking • Led company from $42 million in assets in 1989 to $7.57 billion today • Trustee of Young Harris College • Georgia Power Company Board Member • GA Economic Developers Association Spirit of Georgia Award recipient • Over 30 years in banking • Responsible for overall operations • Former Consultant and Special Assistant to the CEO and EVP of Commercial Banking for TD Bank Financial Group; and President & CEO of The South Financial Group • Over 35 years in banking • Responsible for accounting, finance and reporting activities, M&A, and investor relations • Former CAO and Controller for State Street Corporation • Former ABA Accounting Committee Chairman • Over 30 years in banking • Responsible for Risk Management and Credit Risk Administration; Chairman of Risk Management Committee; also responsible for credit underwriting, review, policy and special assets • Former EVP & SCO for SunTrust Banks • Over 35 years in banking • Responsible for 28 community banks with 103 branch offices • Formerly of Riegel Textile Credit Union; President of Farmers and Merchants Bank • Former Georgia Board of Natural Resources Board Chairman

29 Market Share Opportunities & Demographics North Georgia $ 6.3 $ 2.2 11 22 35% 1 Western North Carolina 11.3 .9 1 19 8 3 Gainesville, Georgia 2.8 .3 1 5 12 4 Atlanta, Georgia 56.3 2.3 10 36 4 6 Coastal Georgia 7.1 .3 2 8 5 7 East Tennessee 15.7 .3 2 8 2 8 Greenville, SC 9.4 - 1 1 1 25 Total Markets $ 108.9 $ 6.3 28 99 ¹ FDIC deposit market share and rank as of June 30, 2014 for markets where United takes deposits. Data Source: FDIC. 2 Based on current quarter. 3 Excludes five loan production offices Population Actual Projected Markets 1 (in thousands) 2010 - 2014 2014 - 2019 Atlanta, GA MSA 5,574 5% 3% East Tennessee 877 3 3 Greenville-Mauldin-Easley, SC MSA 856 4 4 Western North Carolina 443 2 5 Coastal Georgia 401 5 4 North Georgia 385 - 3 Gainesville, GA MSA 189 5 2 Total Markets Georgia 10,072 4 3 North Carolina 10,358 4 5 Tennessee 6,532 3 4 South Carolina 4,792 4 5 United States 317,199 3 3 ¹ Population data is for 2014 and includes those markets where United takes deposits. EXCELLENT GROWTH OPPORTUNITIES Markets Banks Offices (3) Rank (1) Market Deposits (in billions) (1) United Deposits (in billions) (2) Deposit Share (1) Population Growth (%) FAST GROWING MARKETS

30 LOANS / DEPOSITS WHOLESALE BORROWINGS Liquidity 4Q14 3Q14 4Q13 vs 4Q13 Loans 4,672$ 4,569$ 4,329$ 103$ 343$ Core (DDA, MMDA, Savings) 3,690$ 3,714$ 3,437$ (24)$ 253$ Public Funds 989 852 894 137 95 CD's 1,223 1,269 1,446 (46) (223) Total Deposits (excl Brokered) 5,902$ 5,835$ 5,777$ 67$ 125$ Loan to Deposit Ratio 79% 78% 75% Investment Securities: Available for Sale -Fixed 1,114$ 1,115$ 881$ (1)$ 233$ -Floating 669 674 951 (5) (282) Held to Maturity -Fixed 410 428 473 (18) (63) -Floating 5 5 7 - (2) Total Investment Securities 2,198 2,222 2,312 (24) (114) Floating as % of Total Securities 31% 31% 41% vs 3Q14 Variance Unused Capacity 4Q14 3Q14 4Q13 vs 3Q14 vs 4Q13 Wholesale Borrowings Brokered Deposits 332$ (1) 425$ 405$ 425$ 20$ -$ FHLB 609 270 330 120 (60) 150 Holding Company LOC 75 - - - - - Fed Funds 375 - - - - - Other Wholesale - 6 6 53 - (47) Total 1,391$ 701$ 741$ 598$ (40)$ 103$ Long-Term Debt Senior Debt 75$ 75$ 75$ -$ -$ Trust Preferred Securities 55 55 55 - - Total Long-Term Debt 130$ 130$ 130$ -$ -$ Variance $ in millions (1) Estimated brokered deposit total capacity at 10% of assets

31 Business Mix – Deposits (at quarter - end) 4Q14 vs. DEPOSITS BY CATEGORY 4Q14 3Q14 2Q14 1Q14 4Q13 4Q13 Demand & Now 2,139$ 2,159$ 2,106$ 2,073$ 1,969$ 170$ MMDA & Savings 1,551 1,555 1,518 1,499 1,468 83 Core Transaction Deposits 3,690 3,714 3,624 3,572 3,437 253 Time < $100,000 744 770 801 828 888 (144) Time ≥ $100,000 < $250,000 386 408 411 427 443 (57) Public Deposits 960 820 760 804 863 97 Total Core Deposits 5,780 5,712 5,596 5,631 5,631 149 Time ≥ $250,000 93 92 110 112 114 (21) Public Deposits 29 32 33 34 32 (3) Total Customer Deposits 5,902 5,836 5,739 5,777 5,777 (125) Brokered Deposits 425 405 425 471 425 - Total Deposits 6,327$ 6,241$ 6,164$ 6,248$ 6,202$ (125)$ $ in millions

32 Core Transaction Deposits $1,420 $984 $612 $234 $231 $186 $23 $1,442 $981 $620 $233 $235 $180 $23 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Atlanta MSA North Georgia North Carolina Coastal Georgia Gainesville MSA East Tennessee South Carolina 3Q14 4Q14 3Q14 South Carolina 99.0% 99.0 % Gainesville MSA 72.7 73.3 Coastal GA 72.1 71.5 East TN 68.9 68.7 North Carolina 66.5 66.7 Atlanta MSA 63.3 64.8 North Georgia 54.6 56.2 Total 62.5% 63.7% 4Q14 Core Transactions / Total Deposits $ in millions

33 Lending & Credit Environment Regional Credit Review – Standard Underwriting • Legal Lending Limit $ 202 • House Lending Limit 25 • Project Lending Limit 15 • Top 25 Relationships 383 PROACTIVELY ADDRESSING CREDIT ENVIRONMENT STRUCTURE PROCESS • Continuous external loan review • Internal loan review of new credit relationships • Intensive executive management involvement POLICY • Ongoing enhancements to credit policy • Quarterly updates to portfolio limits and concentrations (Quarterly review with Board of Directors) • Centralized underwriting and approval process • Segregated work - out teams • Highly skilled ORE disposition group • Seasoned regional credit professionals x Weekly senior credit meetings x Weekly NPA/ORE and past due meetings x Quarterly criticized watch loan review meetings $ in millions

Commercial Construction & Real Estate

$ in millions

COMMERCIAL CONSTRUCTION

	4Q14 Amount	4Q14 Percent
Land Develop - Vacant (Improved)	$ 50	26 %
Multi-Residential	46	23
Raw Land - Vacant (Unimproved)	24	12
Other Properties	18	9
Office Buildings	16	8
Commercial Land Development	15	8
Hotels / Motels	13	6
Churches	7	4
Mfg Facility	3	1
Warehouse	3	2
Retail Building	1	1
Total Commercial Construction	$ 196	

Average Loan Size ($ in thousands)

- Commercial Construction $530
- Commercial RE:
  - Composite CRE 460
  - Owner Occupied 410
  - Income Producing 603

Commercial RE Characteristics

- 65.9% owner occupied
- Small business, doctors, dentists, attorneys, CPAs
- $15 million project limit

COMMERCIAL REAL ESTATE

	Owner Occupied	Income Producing	4Q14 Total	4Q14 Percent
Office Buildings	$ 316	$ 139	$ 455	25.8 %
Retail Building	97	160	257	14.6
Warehouse	115	59	174	9.9
Other Properties	131	37	168	9.5
Churches	134	-	134	7.6
Convenience Stores	98	14	112	6.4
Mfg Facility	54	14	68	3.9
Hotels / Motels	-	67	67	3.8
Restaurants/Franchise Fast Food	35	25	60	3.4
Farmland	48	-	48	2.7
Multi-Resi Properties	-	47	47	2.7
Leasehold Property	16	14	30	1.7
Golf Course/Country Club	24	-	24	1.4
Automotive Service	18	6	24	1.4
Automotive Dealership	18	4	22	1.2
Daycare Facility	8	8	16	.9
Funeral Home	14	1	15	.9
Carwash	15	-	15	.9
Assisted Living / Nursing Home	11	-	11	.6
Marina	6	-	6	.3
Mobile Home Parks	-	5	5	.3
Movie Theaters/Bowling/Rec	4	-	4	.2
Other Small Business	-	-	-	-
Total Commercial Real Estate	$ 1,162	$ 600	$ 1,762	

United COMMUNITY BANKS, INC.
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Loans by Business Mix and Region

$ in millions

	4Q14	3Q14	2Q14	1Q14	4Q13	4Q14 vs. 4Q13
QUARTERLY LOANS - BUSINESS MIX BY CATEGORY						
Commercial:						
Comm & Indus	$ 710	$ 650	$ 554	$ 495	$ 472	$ 238
Owner Occ'd	1,163	1,154	1,163	1,142	1,134	29
Total C & I	1,873	1,804	1,717	1,637	1,606	267
Income Prod CRE	599	605	598	624	623	(24)
Comm Constr	196	181	160	148	149	47
Total Comm	2,668	2,590	2,475	2,409	2,378	290
Resi Mortgage	1,332	1,324	1,312	1,313	1,316	16
Resi Constr	299	307	302	318	328	(29)
Consum / Install	373	348	321	316	307	66
Total Loans	$ 4,672	$ 4,569	$ 4,410	$ 4,356	$ 4,329	$ 343

	2014	2013	2012	2011	2010
ANNUAL LOANS - BUSINESS MIX BY CATEGORY					
Commercial:					
Comm & Indus	$ 710	$ 472	$ 458	$ 428	$ 441
Owner Occ'd	1,163	1,134	1,131	1,112	980
Total C & I	1,873	1,606	1,589	1,540	1,421
Income Prod CRE	599	623	682	710	781
Comm Constr	196	149	155	164	297
Total Comm	2,668	2,378	2,426	2,414	2,499
Resi Mortgage	1,332	1,316	1,214	1,135	1,279
Resi Constr	299	328	382	448	695
Consum / Install	373	307	153	113	131
Total Loans	$ 4,672	$ 4,329	$ 4,175	$ 4,110	$ 4,604

	4Q14	3Q14	2Q14	1Q14	4Q13	4Q14 vs. 4Q13
QUARTERLY LOANS - BY REGION						
North Georgia	$ 1,163	$ 1,168	$ 1,175	$ 1,205	$ 1,240	$ (77)
Atlanta MSA	1,282	1,289	1,305	1,290	1,275	7
North Carolina	553	553	555	563	572	(19)
Coastal Georgia	456	444	426	425	423	33
Gainesville MSA	257	254	257	262	255	2
East Tennessee	280	281	270	272	280	-
So Carolina/Corp	412	337	206	131	88	324
Other (Ind. Auto)	269	243	216	208	196	73
Total Loans	$ 4,672	$ 4,569	$ 4,410	$ 4,356	$ 4,329	$ 343

	2014	2013	2012	2011	2010
ANNUAL LOANS - BY REGION					
North Georgia	$ 1,163	$ 1,240	$ 1,364	$ 1,426	$ 1,689
Atlanta MSA	1,282	1,275	1,250	1,220	1,310
North Carolina	553	572	579	597	702
Coastal Georgia	456	423	400	346	335
Gainesville MSA	257	255	261	265	312
East Tennessee	280	280	283	256	256
So Carolina/Corp	412	88	-	-	-
Other (Ind. Auto)	269	196	38	-	-
Total Loans	$ 4,672	$ 4,329	$ 4,175	$ 4,110	$ 4,604

United COMMUNITY BANKS, INC.
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Non-GAAP Reconciliation Tables

$ in millions

Operating Earnings to GAAP Earnings Reconciliation

	4Q14		3Q14		2Q14		1Q14		4Q13	
CORE FEE REVENUE										
Core fee revenue	$ 14,553		$ 14,419		$ 13,938		$ 11,930		$ 13,219	
Securities gains, net	208		11		4,435		217		70	
Losses on prepayment of borrowings	-		-		(4,446)					
Mark to market on deferred compensation plan assets	62		(18)		216		29		230	
Fee revenue (GAAP)	**$ 14,823**		**$ 14,412**		**$ 14,143**		**$ 12,176**		**$ 13,519**	
CORE OPERATING EXPENSE										
Core operating expense	$ 42,081		$ 41,097		$ 40,131		$ 38,749		$ 41,193	
Foreclosed property expense	131		285		102		116		191	
Severance	353		-		83		156		-	
Reversal of litigation reserve	(1,200)		-		-		-		-	
Reimbursement of overclaimed loss share interest	492		-		-		-		-	
Mark to market on deferred compensation plan liability	62		(18)		216		29		230	
Operating expense (GAAP)	**$ 41,919**		**$ 41,364**		**$ 40,532**		**$ 39,050**		**$ 41,614**	
TANGIBLE COMMON EQUITY AND TANGIBLE EQUITY TO TANGIBLE ASSETS										
Tangible common equity to tangible assets	9.72	%	9.83	%	9.58	%	9.22	%	8.99	%
Effect of preferred equity	-		-		-		.28		2.60	
Tangible equity to tangible assets	9.72		9.83		9.58		9.50		11.59	
Effect of goodwill and other intangibles	.04		.02		.03		.02		.03	
Equity to assets (GAAP)	9.76	%	9.85	%	9.61	%	9.52	%	11.62	%
TANGIBLE COMMON EQUITY TO RISK-WEIGHTED ASSETS										
Tangible common equity to risk-weighted assets	13.82	%	14.10	%	13.92	%	13.63	%	13.18	%
Effect of preferred equity	-		-		-		-		2.39	
Tangible equity to risk weighted assets	**13.82**		**14.10**		**13.92**		**13.63**		**15.57**	
Effect of deferred tax limitation	(3.11)		(3.39)		(3.74)		(3.92)		(4.26)	
Effect of other comprehensive income	.35		.34		.53		.36		.39	
Effect of trust preferred	1.00		1.02		1.04		1.03		1.04	
Tier I capital ratio (Regulatory)	**12.06**	%	**12.07**	%	**11.75**	%	**11.10**	%	**12.74**	%

United COMMUNITY BANKS, INC.
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